APPLC

PACIFIC LIFE INSURANCE COMPANY
Life Insurance Division
P.O. Box 2030 • Omaha, NE 68103-2030
(800) 347-7787 • Fax (866) 964-4860
www.PacificLife.com

PACIFIC LIFE

APPLICATION FOR LIFE INSURANCE

PROPOSED INSURED

1A. Name: First | MI | Last | B. Gender ☐ Male ☐ Female

C. Residence Address: Street | City | State | Zip Code | D. How Long yr mo

E. Date of Birth (mm/dd/yyyy) | F. Place of Birth (State/Country) | G. Soc. Sec. #

H. Driver's License # & State | I. Telephone # (include area code) | J. Occupation

2A. Employer's Name | B. How Long yr mo

C. Proposed Insured's Work Address/Physical Location: Street | City | State | Zip Code | D. Type of Business

3A. Proposed Insured is a: ☐ U.S. Citizen ☐ U.S. Permanent Resident ☐ Foreign National (Complete 3B through D)

B. If Foreign National, provide Country | C. Visa Type | D. How long in this country?

4. Annual earned income from occupation $ | 5. Annual unearned income (State sources in Remarks) $ | 6. Net Worth ☐ Individual ☐ Joint $

7. Is the Proposed Insured married or in a legally recognized civil union or domestic partnership? ☐ Yes ☐ No
If Yes, and applying for individual life insurance, list amount of life insurance in force on your spouse/partner $ ______

POLICY INFORMATION

1. Product Name | 2. Planned Annual Premium $

FACE AMOUNT/ DEATH BENEFIT

Basic Coverage Amount		$ ______
Annual Renewable Term	☐ Varying	$ ______
Annual Renewable Term – Last Survivor	☐ Varying	$ ______
SVER Term Insurance Rider		$ ______
SVER Term Insurance 2 Rider		$ ______
SVER Term Insurance Rider – Last Survivor		$ ______
SVER Term Insurance Rider – Corporate		$ ______
SVER Term Insurance Rider Trust/Executive Benefit		$ ______
Term Insurance with Limted Return of Premium		$ ______
Other ______		$ ______
Total Initial Coverage =		$ ______

DEATH BENEFIT OPTION (Check one):

☐ Option A (Level) ☐ Option B (Increasing)
☐ Option C (Face Amount plus premiums less distributions subject to limit shown in the illustration)

BASIC COVERAGE TYPE (Not available on all products, check one)

☐ Type CV ☐ Type DB

LIFE INSURANCE QUALIFICATION TEST (Check one):

(Qualification test may not be changed for the life of this policy)
☐ Guideline Premium Test (GPT)
☐ Cash Value Accumulation Test (CVAT)

GUARANTEED COST OF INSURANCE PERIOD

Indicate years:
☐ 0 ☐ 1 ☐ 2 ☐ 3 ☐ 5 ☐ 10 ☐ 15 ☐ Other ______

OPTIONAL BENEFITS

1. ☐ Accidental Death Rider $ ______
2. ☐ Annual Renewable Term Rider (Proposed Insured) ☐ Varying $ ______
3. ☐ Annual Renewable Term Rider (Additional Insured) ☐ Varying $ ______
4. ☐ Children's Term Rider $ ______
5. ☐ Disability Benefit Rider $ ______
6. ☐ ______ $ ______
7. ☐ Accelerated Death Benefit Rider for Chronic Illness
8. ☐ Flexible Duration No Lapse Guarantee Rider
9. ☐ Guaranteed Insurability Rider
10. ☐ No Lapse Guarantee Rider
11. ☐ Accelerated Living Benefit Rider (Complete disclosure form)
12. Waiver of Charges (Check one): ☐ Insured ☐ Owner ☐ Payor
13. ☐ ______ $ ______

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NON-FORFEITURE PREMIUM CESSATION OPTIONS (Whole Life Products Only)

☐ Automatic Premium Loan ☐ Extended Insurance ☐ Reduced Paid-Up

AMOUNT PAID WITH THIS APPLICATION

1A. Is an initial premium submitted with this application?

☐ No ☐ Yes (Do not submit money unless the Temporary Insurance Agreement (TIA) is completed)

B. If Yes, show amount of initial premium. Amount $ ____________________

If Yes, by signing this application, all parties understand, accept, and agree to the terms of the TIA.

SPECIAL POLICY DATING

A current policy date will be used unless you select one of the following.

☐ Date to Save Age ☐ Specific Date ____________________ (mm/dd/yyyy) (Indicate a date, excluding 29th, 30th, and 31st)

By signing this application, I, as Applicant and/or Policyowner, understand that insurance charges and expenses begin on the policy date.

PROPOSED ADDITIONAL INSURED (Complete for either Second-to-Die or Term Rider on Additional Insured.)

1A. Name: First MI Last			B. Gender ☐ Male ☐ Female
C. Residence Address: Street City State Zip Code			D. How Long yr mo
E. Date of Birth (mm/dd/yyyy)	F. Place of Birth (State/Country)	G. Soc. Sec. #	H. Relationship to Proposed Insured
I. Driver's License # & State	J. Telephone # (include area code)	K. Occupation	
2A. Employer's Name			B. How Long yr mo

3A. Proposed Additional Insured is a: ☐ U.S. Citizen ☐ U.S. Permanent Resident ☐ Foreign National (Complete 3B through D)

B. If Foreign National, provide Country	C. Visa Type	D. How long in this country?
4. Annual earned income from occupation $	5. Annual unearned income (State sources in Remarks) $	6. Net Worth ☐ Individual ☐ Joint $

7. Is the Proposed Additional Insured married or in a legally recognized civil union or domestic partnership? ☐ Yes ☐ No

If Yes, and applying for individual life insurance, list amount of life insurance in force on your spouse/partner $ ____________________

PRIMARY POLICYOWNER (Complete if other than Proposed Insured.)

1. Policyowner is (Check one): ☐ Corporation/Business (Also complete #4) ☐ Individual ☐ Partnership ☐ Other ☐ Qualified Plan ☐ Trust (Also complete #3 & 4) ☐ Parent/Guardian

2A. Name		B. Relationship to Proposed Insured(s)
C. Address: Street City State Zip Code		
D. Date of Birth (mm/dd/yyyy)	E. Soc. Sec. # / Tax ID #	F. Telephone # (include area code)
3A. Trustee's Name		B. Date of Trust (mm/dd/yyyy)
C. Additional Trustee's Name		D. Total Number of Trustees

E. Does the trust agreement require all trustees to sign? ☐ Yes ☐ No (If No, indicate in Remarks who is required to sign)

4A. Authorized Representative's Name: First MI Last	B. Title

REMARKS

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ADDITIONAL POLICYOWNER (If more than one individual is named as policyowner, they will own policy as joint tenants with rights of survivorship unless otherwise stated.)

1. Policyowner is (Check one): ☐ Corporation/Business (Also complete #4) ☐ Qualified Plan ☐ Individual ☐ Trust (Also complete #3 & 4) ☐ Partnership ☐ Parent/Guardian ☐ Other

2A. Name		B. Relationship to Proposed Insured(s)	
C. Address: Street	City	State	Zip Code
D. Date of Birth (mm/dd/yyyy)	E. Soc. Sec. # / Tax ID #	F. Telephone # (include area code)	
3A. Trustee Name(s)		B. Date of Trust (mm/dd/yyyy)	
C. Does the trust agreement require all Trustees to sign? ☐ Yes ☐ No (If No, indicate who is required to sign in Remarks)		D. Total # of Trustees	
4A. Authorized Representative's Name: First MI Last		B. Title	

APPLICANT (The applicant is the party that applies for the policy. If other than Proposed Insured or Policyowner, also complete #2.)

1. Applicant is (Check one): ☐ Proposed Insured ☐ Policyowner ☐ Corporation/Business ☐ Other

2A. Applicant Name	B. Relationship to Proposed Insured(s)
C. Authorized Representative's Name: First MI Last	D. Title

PRIMARY BENEFICIARY (If percentages are left blank, all named Primary Beneficiaries will share equally.)

1A. Name	B. % Share	C. Date of Birth (mm/dd/yyyy)
D. Relationship to Proposed Insured(s)	E. Soc. Sec. # / Tax ID #	F. Date of Trust (mm/dd/yyyy)

ADDITIONAL BENEFICIARY(IES) (Optional)

1A. ☐ Primary ☐ Contingent ☐ Term Rider on ______________________________

B. Name	C. % Share	D. Date of Birth (mm/dd/yyyy)
E. Relationship to Proposed Insured(s)	F. Soc. Sec. # / Tax ID #	G. Date of Trust (mm/dd/yyyy)

2A. ☐ Primary ☐ Contingent ☐ Term Rider on ______________________________

B. Name	C. % Share	D. Date of Birth (mm/dd/yyyy)
E. Relationship to Proposed Insured(s)	F. Soc. Sec. # / Tax ID #	G. Date of Trust (mm/dd/yyyy)

APPLICANT/POLICYOWNER REPRESENTATIONS OF INSURABLE INTEREST

As the Applicant and/or Policyowner, I represent that the Policyowner and Beneficiary have an insurable interest in the life of the Proposed Insured(s). (Applicable except where the Proposed Insured is both Applicant and Policyowner.)

CERTIFICATION OF POLICYOWNER'S TAXPAYER IDENTIFICATION NUMBER

Under penalties of perjury, I certify that:

1. **The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and**
2. **I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and**
3. **I am a U.S. citizen or other U.S. person (defined in the instructions in item 3 of the Certification on the official IRS Form W-9).**
4. **I am exempt from FATCA reporting (defined in the instructions in item 4 of the Certification on the official IRS Form W-9).**

Note: ☐ You must check here if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

TAX REPORTING ON DISTRIBUTIONS TO FOREIGN NATIONALS

While Pacific Life Insurance Company (Pacific Life) may provide tax information to various United States federal and state agencies regarding certain life insurance or annuity activity, Pacific Life does not as a matter of course provide such information to any foreign governmental agencies and does not anticipate doing so at this time. Nonetheless, Pacific Life's tax reporting does not in any way affect the obligations that its policyowners may have with respect to such foreign governmental agencies or under foreign law. Pacific Life does not provide tax or legal advice, and nothing contained herein should be construed as such.

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General Information (Provide details in Remarks)

	Proposed Insured		Additional Insured	
	YES	NO	YES	NO
1. Within the next 2 years do you plan to fly, or within the last 2 years have you flown, as a pilot, student pilot, or crewmember? (If Yes, complete the Aviation Questionnaire)	☐	☐	☐	☐
2. Within the next 2 years do you plan to participate in, or within the last 2 years have you participated in, parachute jumping, scuba diving, auto/motorboat/motorcycle racing, hang gliding, or mountain climbing? (If Yes, complete the Avocation Questionnaire)	☐	☐	☐	☐
3. Do you plan or expect to travel or reside outside the USA? (If Yes, complete the Travel Questionnaire)	☐	☐	☐	☐
4. Have you applied for any other life insurance within the last 3 months?	☐	☐	☐	☐
5. Have you ever had life insurance declined, rated, modified, cancelled, or not renewed?	☐	☐	☐	☐
6. Have you been convicted of a felony within the past 5 years?	☐	☐	☐	☐
7. Have you had a driver's license restricted or revoked or been convicted of 3 or more moving violations within the past 5 years?	☐	☐	☐	☐

Tobacco Use Information (Complete if Proposed Insured and/or Proposed Additional Insured is age 20 and above)	YES	NO	YES	NO
1. Within the last 5 years, have you used or smoked tobacco and/or any other product containing nicotine in any quantity? (If Yes, check all that apply and indicate date when product was last used below)	☐	☐	☐	☐

Proposed Insured's Information		Proposed Additional Insured's Information	
Type of Product (check all that apply)	**Date last used** (mm/yyyy)	**Type of Product** (check all that apply)	**Date last used** (mm/yyyy)
☐ Cigarettes		☐ Cigarettes	
☐ Cigars		☐ Cigars	
☐ Pipe		☐ Pipe	
☐ Chewing Tobacco		☐ Chewing Tobacco	
☐ Nicotine Patch		☐ Nicotine Patch	
☐ Nicotine Gum		☐ Nicotine Gum	
☐ Other ______________		☐ Other ______________	

Medical Certification (Complete when submitting a medical examination from another life insurance company, if dated within the last 6 months. If circumstances warrant, a current exam may be required.)

1. The attached examination is on the life of (Use check boxes):

Proposed Insured	Additional Insured	Name of Insurance Company	Date of Exam (mm/yyyy)
☐	☐		
☐	☐		

	Proposed Insured		Additional Insured	
	YES	NO	YES	NO
2. To the best of your knowledge and belief, are the statements in the examination true as of today? (If No, explain in Remarks)	☐	☐	☐	☐
3. Has the person who was examined consulted a doctor or other medical practitioner, or received medical or surgical advice since the date of the examination? (If Yes, explain in Remarks)	☐	☐	☐	☐

Remarks

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IN FORCE, PENDING, AND REPLACEMENT INFORMATION (Certain states require replacement forms for in force policies even if a replacement is not intended.)

1. Is there any existing life insurance or annuity on any Proposed Insured(s)?
   ☐ Yes ☐ No (If Yes, complete any applicable state replacement notice and submit with the application.)
2. Will the Pacific Life policy applied for replace, cause a change in, or involve a cash withdrawal or loan from or lapse of any life insurance policy or annuity on any Proposed Insured's life?
   ☐ Yes ☐ No (If Yes, complete the applicable state replacement forms and submit with the application.)

3A. Complete the chart below for any **existing** life insurance or annuity:

	Policy/ Contract #	Company	Face Amount	Issue Year	Check All Applicable Boxes							
					Replace	1035 or Transfer Assets*	Life	Ann	Ind	Grp	Bus	Pers
Primary Proposed Insured												
Additional Proposed Insured												

*Complete 1035 Exchange Absolute Assignment form or Transfer of Qualified Plan Assets Request

Complete #3B through #3D if answering Yes to #2 above:

3B. Is any existing policy being replaced a Modified Endowment Contract (MEC)?
   ☐ Yes (Provide policy number(s) in Remarks) ☐ No ☐ Unknown
   Under federal tax rules, if any policy is received in exchange for a MEC, the new policy will also be a MEC. This rule applies whether or not the policies are issued by the same insurance company.

C. To the best of your knowledge is there a loan on any existing policy to be replaced? ☐ Yes (Provide policy number(s) in Remarks) ☐ No
D. If you answered Yes to #3C, do you want a new loan of equal value on this new policy? ☐ Yes (Not available if current policy is a MEC) ☐ No

4A. Do you have any application currently **pending,** or do you **plan to apply** for any new life insurance or annuity with any other company?
   ☐ Yes (Complete chart below) ☐ No

Proposed Insured	Company	Face Amount	Purpose
☐ Primary ☐ Additional			
☐ Primary ☐ Additional			
☐ Primary ☐ Additional			

4B. Does Applicant plan to accept any policy in the chart above in addition to the Pacific Life policy being applied for?
   ☐ Yes (Explain in Remarks) ☐ No

C. If any application listed in the chart above is approved, will any replace, cause a change in, or involve a cash withdrawal or loan from or lapse of any life insurance policy or annuity on any Proposed Insured's life? ☐ Yes (Explain in Remarks) ☐ No

5. What is the total amount of coverage to be in force with all carriers when this policy and any other pending policies are placed in force?
   $ ______________________________

REMARKS

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OWNERSHIP TRANSFER INFORMATION

1A. Has any life insurance on any Proposed Insured ever been sold, assigned or transferred to a life settlement or viatical company or any other person or entity? Yes (Complete 1B through F) No

B. Name of Insurance Company C. Face Amount D. Date Policy Issued

E. Date Policy Sold, Assigned or Settled F. Reason

2. Do you plan to sell, assign or transfer this policy if issued to a life settlement or viatical company or any other person or entity?

Yes (Explain in Remarks) No

PREMIUM FINANCING

1A. Have you entered into, or have you made plans to enter into, an arrangement to borrow current or future premiums, or both, in connection with this

Application for Life Insurance?

Yes No (If Yes, complete the Premium Financing Disclosure and Acknowledgment form and provide a copy of the loan term sheet.)

B. Name of lender C. Name of financing arrangement

D. How will the loan interest be paid? E. What is the type and amount of the collateral for this loan?

2A. Have you made plans to transfer this policy to a third party as repayment of any premium financing debt?

Yes (Give details below) No

B. Details

PREMIUM BILLING METHODS

1. Billing Method (Check one):

A. Direct

B. Monthly Bank Draft (Complete Authorization for Electronic Funds Transfer (EFT) form)

C. Single Premium

D. List Bill (Check one):

New List Bill Add to Existing List Bill # (Do not complete #2):

The premium for this policy will be included in an itemized list provided to the payor and will constitute notice of premium due.

Separate premium notices or other notices regarding premiums will not be sent to any other party.

2. Frequency of Payment for Direct and List Bill (Check one):

A. Annually B. Semi-Annually C. Quarterly D. Monthly (Available with List Bill only)

PAYOR OF PREMIUMS

1. Payor of premium is (Check one): Proposed Insured Proposed Additional Insured Primary Policyowner

Employer Other

2. Complete payor’s address information below if different (or not included) on pages 1 or 2.

A. Name B. Relationship to Proposed Insured(s)

C. Care of (if applicable)

D. Address: Street City State Zip Code

3. Source of Premium Payments: Earned Income Unearned Income Savings Gift Inheritance

Business Income Trust Premium Financing Other

REMARKS

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Telephone & Electronic Authorization

As the Policyowner, I understand that Pacific Life will act upon my telephone and/or electronic instructions for all of the following requests, unless I have chosen to withhold my authorization by checking the box below.

Variable Life Policies		Indexed Universal Life (IUL) Policies
• Transfer Between Investment Options • Initiate Dollar Cost Averaging • Rebalance Variable Investment Options	• Change Future Premium Allocation Instructions • Initiate Policy Loans	• Automatic & Recurring Transfers • One-Time Transfers • Initiate Policy Loans • Segment Maturity

Pacific Life will use reasonable procedures to confirm that these requests are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

I further understand and agree that telephone and/or electronic transfers and allocation changes will be subject to the policy's terms and conditions and Pacific Life's administrative requirements.

By checking NO, I withhold my authorization for such telephone and/or electronic requests. ☐ **NO**

Authorization for Appointment (Optional)

As the Policyowner, I authorize and appoint the party listed below to act on my behalf for the following limited requests, including any telephone and/or electronic requests:

Appointee's Name: First	MI	Last	Relationship to Policyowner ☐ Producer ☐ Other Party

Check one:

☐ All Requests (listed in the Telephone & Electronic Authorization section)

☐ All Requests (listed in the Telephone & Electronic Authorization section) except initiating Policy Loans

Non-Variable Life Products Illustration Acknowledgment

An illustration is defined as a presentation or depiction that includes non-guaranteed elements of a policy over a period of years. If an illustration was presented during the sale process and matches the policy applied for, a copy of that illustration must be signed and submitted to Pacific Life with the application. If the signed matching illustration is not submitted, indicate the reason (Check one):

A. ☐ An illustration was not presented to me. (Not applicable in Michigan)

B. ☐ An illustration was presented to me; however, the policy applied for is different than as illustrated.

If A or B is checked, I acknowledge, as applicant, that I did not receive and sign an illustration that matches this application for the reason indicated above. I also understand that an illustration matching the policy as issued will be provided for my signature no later than at the time the policy is delivered.

Remarks

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For Indexed Universal Life Insurance Only

INDEXED UNIVERSAL LIFE INSURANCE - AUTOMATIC TRANSFERS AFTER PREMIUM PAYMENT AND/OR LOAN REPAYMENT

(Required) Percentages must be whole numbers. The sum of the percentages may be equal to or less than 100%.

These are my automatic transfer instructions. The amount* in the Fixed Account to be transferred to the Indexed Account(s) selected below on the next transfer date.

A. 1 Year Indexed Account %

B. 1 Year Indexed Account 2

(1 Year International Indexed Account) %

C. 1 Year Indexed Account 3

(1 Year High Par Indexed Account) %

D. 2 Year Indexed Account %

E. 5 Year Indexed Account 2

(High Par 5 Year Indexed Account) %

F. By checking NO, I elect No Automatic Transfers (funds will remain in Fixed Account). NO

*The amount automatically transferred is the lesser of: 1) your selected transfer percentage multiplied by all premium payments and loan repayments paid since the last Transfer Date; and 2) the balance of the Fixed Account as of the applicable Transfer Date.

INDEXED UNIVERSAL LIFE INSURANCE - SEGMENT MATURITY (Optional) If not specified below,100% of the value of the matured segment will be reallocated to the same Indexed Account and be applied to a new segment of the same type and duration. Percentages must be whole numbers.

These are my segment maturity automatic transfer instructions for the percentage of the Segment Maturity Value to be applied to a new Segment(s) in the

Indexed Account(s) or Fixed Account.

1 Year (Yr) Indexed Account (Acct) Segment Maturity Instructions

1. Transfer % to new 1 Yr Indexed Acct

2. Transfer % to new 1 Yr Indexed Acct 2

3. Transfer % to new 1 Yr Indexed Acct 3

4. Transfer % to new 2 Yr Indexed Acct

5. Transfer % to new 5 Yr Indexed Acct 2

6. Transfer % to Fixed Account

Total: % MUST EQUAL 100%

1 Year (Yr) Indexed Account (Acct) 2 Segment Maturity Instructions

7. Transfer % to new 1 Yr Indexed Acct

8. Transfer % to new 1 Yr Indexed Acct 2

9. Transfer % to new 1 Yr Indexed Acct 3

10. Transfer % to new 2 Yr Indexed Acct

11. Transfer % to new 5 Yr Indexed Acct 2

12. Transfer % to Fixed Account

Total: % MUST EQUAL 100%

1 Year (Yr) Indexed Account (Acct) 3 Segment Maturity Instructions

13. Transfer % to new 1 Yr Indexed Acct

14. Transfer % to new 1 Yr Indexed Acct 2

15. Transfer % to new 1 Yr Indexed Acct 3

16. Transfer % to new 2 Yr Indexed Acct

17. Transfer % to new 5 Yr Indexed Acct 2

18. Transfer % to Fixed Account

Total: % MUST EQUAL 100%

2 Year (Yr) Indexed Account (Acct) Segment Maturity Instructions

19. Transfer % to new 1 Yr Indexed Acct

20. Transfer % to new 1 Yr Indexed Acct 2

21. Transfer % to new 1 Yr Indexed Acct 3

22. Transfer % to new 2 Yr Indexed Acct

23. Transfer % to new 5 Yr Indexed Acct 2

24. Transfer % to Fixed Account

Total: % MUST EQUAL 100%

5 Year (Yr) Indexed Account (Acct) 2 Segment Maturity Instructions

25. Transfer % to new 1 Yr Indexed Acct

26. Transfer % to new 1 Yr Indexed Acct 2

27. Transfer % to new 1 Yr Indexed Acct 3

28. Transfer % to new 2 Yr Indexed Acct

29. Transfer % to new 5 Yr Indexed Acct 2

30. Transfer % to Fixed Account

Total: % MUST EQUAL 100%

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INDEXED UNIVERSAL LIFE INSURANCE – RECURRING TRANSFER FROM THE FIXED ACCOUNT TO THE INDEXED ACCOUNT

(Optional) Only available if the Automatic Transfer is less than 100% and not available when the premium frequency is monthly.

By completing the section below, I’m requesting to establish a schedule of transfers from the Fixed Account Value to the Indexed Account(s) on each scheduled Transfer Date as indicated below. Percentages must be whole numbers. The first transfer will be effective on the next eligible Transfer Date which corresponds to the frequency selected.

1. Objective (Complete A or B):

A. Deplete* the value in the Fixed Account over transfers

* The amount transferred will be a proportionate amount of the Fixed Account Balance based on the number of transfers indicated. Any balance in the Fixed Account on the date of the last recurring transfer will be transferred to the Indexed Account(s).

B. Transfer $ or % of the accumulated value in the Fixed Account for transfers.

By checking YES, I authorize Pacific Life to deplete any remaining balance in the Fixed Account on the last transfer date. YES

2. Transfer the amount derived from #1 above to the accounts listed below: MUST TOTAL 100%

% to the 1 Year Indexed Account

% to the 1 Year Indexed Account 2

% to the 1 Year Indexed Account 3

% to the 2 Year Indexed Account

% to the 5 Year Indexed Account 2

3. Frequency of transfers (Check one):

Monthly Quarterly Semi-Annually Annually

REMARKS

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For Variable Universal Life Insurance Only

VARIABLE LIFE PRODUCTS PREMIUM ALLOCATION INSTRUCTIONS

1. Indicate how premiums are to be initially allocated (Check one):

Premium Allocation (Complete #2 below)

Portfolio Optimization or Portfolio Optimization Plus (Complete New Business Variable Life Optional Services form. Not available with Fixed

Accounts, First Year Transfer, or Dollar Cost Averaging services.)

2. Indicate percentage amount that you want allocated into each of the investment options below. The total of the percentages must be 100%.

% Manager & Investment Option

AllianceBerns/NFJ-Small-Cap Value

American Century-VP Mid Cap Val II

Ashmore-Emerging Markets Debt

Batterymarch-International Small-Cap

BlackRock-Basic Value V.I. Fund III

BlackRock-Equity Index

BlackRock-Global Alloc V.I. Fund III

BlackRock-Health Sciences

BlackRock-Large-Cap Growth

BlackRock-Mid-Cap Value

BlackRock-Small-Cap Index

Capital Research-AF Asset Allocation

Capital Research-AF Growth

Capital Research-AF Growth-Income

ClearBridge-Large-Cap Value

ClearBridge-Var Aggr Growth CI II

ClearBridge-Var Mid Cap Core CI II

Dreyfus-VIF Appreciation Svc Shares

Eaton Vance-Floating Rate Loan

Eaton Vance-Global Absolute Return

Fidelity-VIP Contrafund SC2

Fidelity-VIP Freedom 2010 SC2

Fidelity-VIP Freedom 2015 SC2

Fidelity-VIP Freedom 2020 SC2

Fidelity-VIP Freedom 2025 SC2

Fidelity-VIP Freedom 2030 SC2

Fidelity-VIP Freedom 2035 SC2

Fidelity-VIP Freedom 2045 SC2

Fidelity-VIP Freedom Inc SC2

Fidelity-VIP Growth SC2

Fidelity-VIP Mid Cap SC2

Fidelity-VIP Money Market SC

% Manager & Investment Option

Fidelity-VIP Value Strategies SC2

Franklin-Templeton Glbl Bond VIP 2

Franklin/BlackRock-Small-Cap Equity

GEAM-Total Return Fund Class 3

Invesco-Comstock

Invesco-VI Intl Growth Fund II

Ivy Investment Mgmt-Mid-Cap Growth

Ivy Investment Mgmt-Technology

Janus-Focused Growth

Janus-JAS Enterprise SS

Janus-JAS Overseas SS

JP Morgan-Intl Value

JP Morgan-Long/Short Large-Cap

JP Morgan-Value Advantage

Lazard-LRS Glbl Dynamic Multi Asset

Lazard-LRS US Strategic Equity

Lord Abbett-Bond Debenture VC

Lord Abbett-Developing Growth VC

Lord Abbett-Fundamental Equity VC

Lord Abbett-Total Return VC

MFS-Growth

MFS-International Large-Cap

MFS-VIT New Discovery Series SC

MFS-VIT Utilities SC

Morgan Stanley-Real Estate

Neuberger Berman-Socially Resp CL I

OFI Global-OppenheimerGlobal VA Svc

OppenheimerFunds-Emerging Markets

OppenheimerFunds-Main Street Core

Pacific Life-Fixed Account*

Pacific Life-Fixed LT Account*

Pacific Life-1 Year Indexed Account

(Not available on all products)

% Manager & Investment Option

Pacific Life-1 Year Indexed Account 3

(Not available on all products)

PAM-Floating Rate Income

PAM-High Yield Bond

PIMCO-Inflation Managed

PIMCO-Managed Bond

PIMCO-PIMCO VIT GMA Mgd Alloc Adv

PLFA-Pac Dynamix-Conservative Growth

PLFA-Pac Dynamix-Growth

PLFA-Pac Dynamix-Moderate Growth

PLFA-Port Opt Aggressive-Growth

PLFA-Port Opt Conservative

PLFA-Port Opt Growth

PLFA-Port Opt Moderate

PLFA-Port Opt Moderate-Consrv

Royce-Micro-Cap Port SC

Scout-Mid-Cap Equity

T. Rowe Price-Blue Chip Growth-II

T. Rowe Price-Dividend Growth

T. Rowe Price-Equity Income II

T. Rowe Price-Short Duration Bond

Templeton-Foreign VIP Fund CI 2

UBS/Macro Currency-Currency Strat

Van Eck-VIP Global Hard Assets

WAMCO -Diversified Bond

WAMCO-Inflation Strategy

Wells Capital-Precious Metals

MUST TOTAL 100%

* The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the Fixed Account. Both fixed account options credit a fixed minimum guaranteed interest rate. The Fixed Accounts are not available for portfolio rebalancing. See the prospectus for details.

A10IUW2 Page 9 15-29746-12 05/2014

For Variable Universal Life Insurance Only

VARIABLE LIFE PRODUCTS – OTHER AVAILABLE SERVICES (Optional)

Portfolio Rebalancing (Complete New Business Variable Life Optional Services form. Not available with Fixed Accounts or Dollar Cost Averaging service.)

First Year Transfer Service (To initiate this service, there must be Accumulated Value in the Fixed Account. Complete New Business Variable Life

Optional Services form. Not available with Portfolio Optimization or Dollar Cost Averaging.)

Dollar Cost Averaging (Complete Dollar Cost Averaging Request. Not available with Portfolio Optimization, Portfolio Rebalancing, or First Year

Transfer services.)

Electronic Information Consent (Complete New Business Variable Life Optional Services form for electronic delivery of prospectuses on CD-ROM.)

VARIABLE LIFE PRODUCTS ACKNOWLEDGMENT

With respect to the purchase of this variable life insurance policy, by signing this application I, the applicant, acknowledge that:

I understand that the amount and duration of the death benefit may vary, depending on the investment performance of the variable investment options.

I understand that the policy values may increase or decrease, depending on the investment experience of the variable investment options.

I have considered the liquidity needs, risk tolerance and investment time horizon in selecting the variable investment options.

? My registered representative provided me with a copy of the current prospectus for the variable life insurance policy I applied for, as well as current prospectuses for all variable insurance options I’ve selected on the application or any supplementary forms.

POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO AND CAUSE THE POLICY TO LAPSE WITHOUT VALUE,

DEPENDING ON THE EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER

SPECIFIED CONDITIONS. A CURRENT ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS AND HYPOTHETICAL CASH SURRENDER

VALUES, IS AVAILABLE UPON REQUEST.

VARIABLE LIFE PRODUCTS ILLUSTRATION DISCLOSURE

I, the applicant, understand that I have applied for and/or purchased a variable universal life insurance policy from Pacific Life. I understand the following about variable universal life insurance and variable universal life insurance illustrations:

? Policy illustrations demonstrate the workings of a policy over time. Policy illustrations are presentations of non-guaranteed policy values over a period of years, based on assumptions of future investment results and assumptions as to what policy charges and credits will then be in effect. The hypothetical investment rates used in illustrations are illustrative only and should not be deemed to represent past or future investment results.

? In addition to investment results, future policy values depend on policy charges and credits. These charges and credits are determined by and may be adjusted by Pacific Life subject to contractual guarantees.

? Future policy values are also dependent on the amount and timing of premium payments, withdrawals and loans. Policy cash values may be more or less than premiums paid.

? The actual performance of the policy is likely to vary from the illustration as actual investment results and future policy charges and credits are either more or less favorable than illustrated. Such changes are likely to change the amount or number of required premiums to meet the original goals.

? The illustration may be based on policy options that require future action. Consult with your representatives to determine which (if any) illustrated policy options require future action.

? Pacific Life does not offer legal advice regarding state and federal tax laws pertaining to life insurance.

REMARKS

A10IUW2 Page 10 15-29746-12 05/2014

PROPOSED INSURED’S CONSENT FOR EMPLOYER OWNED INSURANCE (Applicable only if the employer or employer-controlled trust is to be the policyowner)

As the Proposed Insured, I acknowledge and understand that (i) my employer (the “Employer”), or a trust established by my employer (the “Trust”), is involved in this Application for Life Insurance insuring my life (“Life Insurance Coverage”), (ii) the Employer or the Trust will have an interest as policyowner and/or beneficiary of the Life Insurance Coverage as reflected in this Application, and (iii) both I and my heirs may have no right or interest in or to the Life Insurance Coverage and its proceeds.

I (i) consent to the issuance of the Life Insurance Coverage as requested in this Application; (ii) acknowledge that the Life Insurance Coverage may continue after the termination of my employment with the Employer; (iii) acknowledge that my Employer has notified me in writing of the maximum life insurance face amount for which my Employer may seek Life Insurance Coverage insuring my life; and (iv) acknowledge that Pacific Life will not necessarily issue a policy at this maximum life insurance face amount.

My consent to this insurance has not been obtained by coercion of my Employer or its representatives or agents, whether express or implied. By signing this application, I am consenting to the Employer’s and/or Trust’s future face amount increases with respect to the policy issued in connection with this consent. However, should such face amount increases result in a face amount that exceeds the maximum life insurance face amount described above,

my Employer may need to obtain additional written consent from me in order to comply with IRC section 101(j).

EMPLOYER ACKNOWLEDGMENT REGARDING THE POTENTIAL TAXATION OF DEATH BENEFITS

I acknowledge and understand: (i) the potential significance of IRC section 101(j); and (ii) that, if IRC section 101(j) applies, the policy(s) death benefit may be income taxable unless I, as employer, have satisfied the conditions of IRC Section 101(j); and (iii) that Pacific Life and its Producers are not authorized to provide tax or legal advice and that I must look to my independent tax and legal advisors for current information regarding this and other laws that may impact me and my life insurance policies.

I understand that it remains the employer’s responsibility to ensure both current and ongoing compliance with the requirements of IRC sections 101(j) and

6039I, including appropriate annual IRS filings.

By signing this application, I acknowledge my understanding of this information, and that I have obtained or will obtain from my independent tax and legal advisors whatever advice I deem necessary or appropriate concerning the taxation of my life insurance policies.

DECLARATIONS

The answers provided in this application are true and complete to the best of my knowledge and belief. I understand and agree that:

1. (NOT APPLICABLE IN WEST VIRGINIA) Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by Pacific Life as indicated under the title Endorsement, where permitted by state law. All other changes made to the application or policy by Pacific Life will be indicated on an Amendment to Application form that must be signed by all applicable parties, prior to or at the time of delivery of this policy.

2. (APPLICABLE ONLY IF THE EMPLOYER OR AN EMPLOYER-CONTROLLED TRUST IS TO BE THE POLICYOWNER OF THIS POLICY) If

insurance is being applied for on the life of any non-exempt employee, then such insurance is not prohibited by applicable state law.

3. If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the Producer, whose name appears in the Producer Certification section, the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act.

4. Except as provided in the terms or conditions of any Temporary Insurance Agreement (TIA) that I may have received in connection with this application, coverage will take effect when the policy is delivered and the entire first premium is paid only if at that time each Proposed Insured is alive, and all answers in this application that are material to the risk are still true and complete.

5. If I have given money with the application and received a TIA and if the coverage amount of the application exceeds the TIA coverage limits, I understand that if the Proposed Insured(s) die(s) before a policy is delivered, the death benefit will be limited to the TIA coverage limit.

6. I must inform the Producer or Pacific Life Insurance Company in writing of any changes in the health of any Proposed Insured(s) or if any of the statements or answers on this application change prior to delivery of the policy.

7. My statements and answers in this application must continue to be true as of the date I receive the policy.

NEW BUSINESS DATE STAMP (For Internal Use Only)

A10IUW2 Page 11 15-29746-12 05/2014

DECLARATIONS (Continued)

8. No Producer is authorized to make or change contracts or insurance policies on the behalf of Pacific Life and no Producer may alter the terms of this application, the TIA, or the policy, nor does the Producer have the authority to waive any of Pacific Life's rights or requirements.
9. No representation is made that, based on information provided in the application, a particular premium rate, risk category or class will be offered to me. I will review my policy and ask the Producer or the Company about the specific premium and risk class referenced in my policy.
10. The policy(ies) as applied for in this application will meet my insurance needs and financial objectives based in part upon my age, income, net worth, tax and family status, and any existing insurance policies I own.
11. If this application is for a product with an equity indexed feature, I ACKNOWLEDGE that: I am applying for a product with an equity indexed feature, for which the crediting for the indexed account tracks the gains and the losses of an outside financial index, subject to a growth cap and floor. I further understand that, while the values of the policy may be determined in part, by reference to an external index, the equity indexed feature does not directly participate in any stock or equity investments and values shown to me, other than the minimum values, are not guarantees, promises, or warranties.
12. If I am applying for a policy that requires me to elect one of two types of basic insurance coverage (Type CV or Type DB), I understand that each type of basic coverage has its own charges, fees and expenses, and will result in a different pattern of benefits, including the death benefits and cash values. In general, Basic Coverage Type CV emphasizes potential cash value growth, while Basic Coverage Type DB emphasizes economical death benefit. I have consulted with the Producer and I have applied for the type of basic coverage that best suits my insurance needs and financial objectives. I understand that this election cannot be changed after the policy has been issued.
13. **THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.**

SIGNATURES

Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. (Not applicable in Oregon.)

If you are signing on behalf of an entity, you represent that you are authorized to execute this document and to make the representations herein. If the entity is a Corporation, you further represent that all requirements under applicable law and under the Corporation's governing documents have been satisfied concerning the execution of this document, including the use of the corporate seal and number of signing officers.

If Proposed Insured or Policyowner is under age 16, a signature of parent/guardian is required in place of the minor's signature.

SIGNED BY APPLICANT IN: | **APPLICANT SIGNED AND DATED ON:**

City	State	Date (mm/dd/yyyy)

SIGN HERE X
Proposed Insured's Signature

SIGN HERE X
Proposed Additional Insured's Signature, if applicable

SIGN HERE X
Policyowner's Signature, if other than Proposed Insured, and include **Title,** if Corporation, Trust, or Business Entity

SIGN HERE X
Additional Policyowner's Signature & Title, if applicable

SIGN HERE X
Applicant's Signature, if other than Proposed Insured and/or Policyowner, and include **Title,** if Corporation, Trust or Business Entity

THE APPLICANT IS THE PARTY THAT APPLIES FOR THE POLICY.

PRODUCER'S CERTIFICATION

I certify that I have truly and accurately recorded the information supplied in the application and any supplements, if required.

SIGN HERE X
Soliciting Producer's Signature

Soliciting Producer's Name: First MI Last (print)

A10IUW2 Page 12 15-29746-12 05/2014